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                                                                    EXHIBIT 10.2

                          [FORM OF WARRANT CERTIFICATE]

                            CYPRESS BIOSCIENCE, INC.

                           WARRANT CERTIFICATE (FRONT)

NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR CERTAIN STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THEY ARE SO REGISTERED OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THIS COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THIS COMPANY, THAT SUCH AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE

                        VOID AFTER 5:00 P.M. EASTERN TIME

                               ON OCTOBER 1, 2001

                            CYPRESS BIOSCIENCE, INC.

THIS CERTIFIES THAT for value received ____________________________, or registered assigns, is the registered holder of the number of Warrants (the "Warrants") specified above. Each Warrant entitles the registered holder thereof to purchase one fully paid and nonassessable share (subject to adjustment as hereinafter referred to) of the Common Stock, par value $0.02, of Cypress Bioscience, Inc., a Delaware corporation (the "Company"), upon surrender of this Warrant Certificate and payment of the purchase price in lawful money of the United States of America at the principal office of the Warrant Agent in New York, New York, hereinafter referred to (or at the principal office of its successor as Warrant Agent), but only subject to the conditions set forth herein and in the Warrant Agreement dated as of September 18, 1996 between the Company and American Stock Transfer & Trust Company, as Warrant Agent (the "Warrant Agent"). The Warrants may be exercised on and after the date of their issuance and prior to 5:00 p.m., Eastern Time on October 1, 2001. The purchase price payable upon exercise of a Warrant (the "Purchase Price") shall be $2.00 per share at any time on or after the date of issuance (subject to adjustment as hereinafter referred to).

The Purchase Price shall be paid at the principal office of the Warrant Agent in New York, New York (or at the principal office of its successor as Warrant Agent) by bank cashier's check or personal check which shall be subject to collection. Checks shall be payable to the order of the Company.

Upon any exercise of Warrants evidenced hereby, the form of Notice of Exercise set forth on the reverse side hereof shall be properly completed and executed; in the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants


                                       1.
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evidenced hereby, there shall be issued to the holder hereof, a new Warrant
Certificate, in all respects similar to this Warrant Certificate, evidencing the number of Warrants not exercised.

Upon the occurrence of certain events set forth in the Warrant Agreement, the Purchase Price per share and the number of shares of Common Stock issuable upon exercise hereof shall be adjusted, all as provided in the Warrant Agreement. No fractional shares of Common Stock will be issued upon the exercise of any Warrant or Warrants evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Warrant Agreement.

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

The Warrant Certificate is issued under and the Warrants evidenced hereby are subject to the terms and provisions contained in the Warrant Agreement, all the terms and provisions of which the holder of this Warrant Certificate, by acceptance hereof, assents. Reference is hereby made to said Warrant Agreement for a more complete statement of the rights and obligations of the Company thereunder. Copies of said Warrant Agreement are on file at the principal office of the Warrant Agent in New York, New York and at the principal office of the Company in San Diego, California.

This Warrant Certificate and similar Warrant Certificates, when surrendered at the principal office of the Warrant Agent in New York, New York (or at the principal office of its successor Warrant Agent) by the registered holder hereof or by his duly authorized attorney or representative, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate the number of Warrants evidenced by the Warrant Certificates so surrendered.

Prior to due presentment for registration of transfer of this Warrant Certificate, the Company and the Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereof made by anyone other than the Company or the Warrant Agent), for the purpose of any exercise hereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice in the contrary.

If this Warrant Certificate shall be surrendered upon exercise of Warrants evidenced hereby within any period during which the transfer books for the Company's Common Stock are closed for any purpose, the Company shall not be required to make delivery of certificates for shares of Common Stock until the date of the reopening of said transfer books.

Warrant may be redeemed at the option of the Company, in whole or in part, on either a selective or non-discriminatory basis, at a price equal to $0.10 per Warrant at any time (i) commencing twelve (12) months after the date hereof if the First Average Closing Price Requirement (as hereafter defined) is satisfied or (ii) after their initial issuance by the Company if the Second Average Closing Price Requirement is satisfied. The First Average Closing Price Requirement will be satisfied if the average closing bid price of the Common Stock as reported by the National Association of Securities Dealers, Inc. electronic interdealer quotation system ("Nasdaq") (or average closing sales price, if the Common Stock is quoted on the Nasdaq National Market System) equals or exceeds $3.00 per share of Common Stock for any twenty (20) trading days within a period of thirty (30) consecutive trading days ending on the fifth trading day prior to the date of the notice of redemption. The Second Average Closing Price Requirement will be satisfied if the average closing bid or, if applicable, closing sales price as determined and for the periods specified in the preceding sentence exceeds $4.00 per share of Common Stock.


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No Warrant may be exercised after 5:00 p.m., Eastern Time on October 1, 2001 and to the extent not exercised by such time, all Warrants evidenced hereby shall become void.

The Company agrees that while this Warrant and all other similar Warrants are exercisable, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the delivery of shares of Common Stock pursuant to the exercise of this or any other such Warrants.

This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company, or to any other rights whatsoever except the rights herein expressed and such as are set forth, and no dividends shall be payable or accrue in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.


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                              ELECTION TO EXERCISE

      TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO EXERCISE WARRANTS

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant(s) for and to purchase thereunder, _____________ shares of Common Stock provided for therein and tenders herewith payment of the purchase price in full to the order of the Corporation and requests that certificates for such shares shall be issued in the name of [Please Insert Social Security Number _______________________ and be delivered to ____________________________________ at ___________________________________]
and, if said number of shares shall not be all the shares purchasable thereunder, that a new Warrant for the balance remaining of the shares purchasable under the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.


Dated: ____________________________   Signature:______________________________
                                                 Note: The above signature must
                                                 correspond with the name as
                                                 written upon the face of this
                                                 Warrant or with the name of the
                                                 assignee appearing in the
                                                 assignment form below in every
                                                 particular without alteration
                                                 or enlargement or any change
                                                 whatsoever.
Name:______________________________

Address:___________________________   Signature Guaranteed:____________________
                                      NOTICE: The signature must be guaranteed by an eligible guarantor institution
                                      (banks, stockbrokers, savings and loan
                                      associations and credit unions with
                                      membership in an approved signature
                                      guarantee medallion program), pursuant to
                                      SEC Rule 17Ad-15.

                                   ASSIGNMENT

       TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO ASSIGN WARRANTS

For value received ___________________________________________ hereby sell, assign and transfer unto [Please Insert Social Security Number _______________] _________________________________ represented by the within Warrant Certificate, together with all right, title and interest therein, and do hereby irrevocably constitute and appoint ____________________________________ attorney, to transfer said Warrant on the books of the within named Corporation, with full power of substitution in the premises.

                                                Dated:_________________________

                                      Signature:______________________________
                                                  Note: The above signature must
                                                  correspond with the name as
                                                  written upon the face of this
                                                  Warrant in every particular
                                                  without alteration or
                                                  enlargement or any change
                                                  whatever.

                                      Signature Guaranteed:____________________
                                      Notice: The signature must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.


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